Dreyfus
BASIC
GNMA
Fund
Annual Report


December 31, 1997

Dreyfus BASIC GNMA Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for Dreyfus BASIC GNMA Fund for the 12-month period ended December 31, 1997. Your Fund produced a total return of 9.55%* compared to 9.53% for the Lehman Brothers GNMA Index.** Income dividends paid from net investment income during the 12-month period amounted to approximately $0.986 per share, representing a distribution rate per share of 6.34%.***

ECONOMIC REVIEW

  Inflation seems to have lost its terrors. Not since the oil price collapse in 1986 has it been so restrained. As the economy approached the end of its seventh consecutive year of expansion, inflation seemed to become even more subdued. During the last quarter of 1997, the rate of increases in consumer prices fell below the 2% level. Producer prices actually fell at an annual rate of 1.2% over the first 11 months of the year.

   An ongoing fear in financial markets has been that the Federal Reserve Board's (the "Fed") unremitting fight against inflation could lead to further increases in interest rates. Yet the Federal Open Market Committee (FOMC), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the latest surge of economic growth. The last increase occurred on March 25, 1997 when the FOMC increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) Investor concern about additional monetary restraint centers on the low unemployment rate of just 4.6%, a 24-year low as of the fourth quarter of 1997. In particular, there were fears that wages would rise at a rate that could rekindle inflation.

   Not surprisingly, an almost ideal economic climate -- plentiful jobs, low interest rates and dwindling inflation -- has put consumers in an ebullient mood. Though holiday retail sales were below expectations, spending in the third quarter grew at the strongest pace in five years. Since consumer spending accounts for two thirds of all economic activity, consumer attitudes are important indicators of future economic conditions. The Conference Board (a business-sponsored research group) reported in December that its Index of Consumer Confidence rose to its highest level since 1969. So far, the serious economic developments in Asia have not had an inhibiting effect on consumer attitudes.

   The Asian financial crisis, while bound to affect the import/export segment of our economy, may also afford the Fed additional flexibility in implementing monetary policy. While the Fed is concerned about the potential resurgence of inflation, lower-priced Asian imports may counteract upward pressure on the rate of U.S. inflation. Moreover, with our economic expansion mature by any historical precedent (it's the second longest peacetime expansion in this century), a slackening in overseas demand for U.S. products, combined with the lower-priced imports, may help contain economic growth without additional monetary tightening by the Fed. Regardless, we believe that given current market conditions, it is unlikely that the Fed would raise interest rates and further unsettle the international financial markets while Asian countries struggle to stabilize their currencies in relation to the U.S. dollar. Perhaps the biggest uncertainty ahead is the extent to which the Asian turmoil will affect the U.S. economy. We are particularly vigilant for developments abroad that might have either negative or positive consequences for the Fund. The trouble in Asia shows the close and sensitive relationship between our economy and the economies around the globe.

MARKET ENVIRONMENT

   The fourth quarter of 1997 was a pivotal time for interest rates. The 10-year Treasury note managed to cross the 6.00% level (generally considered a psychological barrier), ending the quarter at 5.74%. This is the lowest absolute level of rates seen since October 1993. The decline in rates occurred largely due to pressure from international markets. October saw a 50% correction to the Hong Kong stock market, which triggered a general flight-to-quality movement among asset allocators, taking place worldwide. Hence many worried investors sought the credit protection and capital protection of the U.S. Treasury market.

   As U.S. Treasuries rallied to new lows in interest rates, so did corporate bonds and mortgage-backed securities. In general, mortgage-backed securities performed strongly, with the Salomon Brothers Mortgage Index posting a 2.35% gain for the fourth quarter. While values increased, the spread over U.S. Treasuries on both mortgage-backed securities and corporate bonds widened. This lag typically occurs when the market begins to demand a higher yield spread for taking on either corporate credit or mortgage prepayment risk. In line with the market trend, spreads on both GNMAs and CMOs were wider by 10 to 25 basis points versus comparable-term U.S. Treasuries. With the Mortgage Bankers Association refinancing index (a forward-looking indicator) also hitting an all-time high, mortgage-backed securities investors continued to sell these securities in favor of prepayment protected fixed-income securities.

PORTFOLIO OVERVIEW

   The Fund is currently positioned for both a continued rally in the U.S. Treasury market, as well as a wave of mortgage prepayments. Accordingly, we have increased the duration of the entire fund to be 10% longer than the Lehman Brothers GNMA Index. Hence the duration of the Fund was 3.35 years at the end of the year.

   Also, in order to position the Fund to take advantage of the oncoming prepayment wave, we have sought to invest in more call-protected mortgage products. So we added to the Fund's commercial mortgaged-backed securities, which have at least 5 years of lockout from any type of prepayment. These securities have tightened versus U.S. Treasuries during the fourth quarter as investor demand for high yielding, call-protected mortgage-backed securities increased.

   We have also added to the Fund's non-agency mortgage positions, most notably in both single A and BBB rated residential and commercial mortgage-backed securities. These securities trade at a discount to par, and several of the underlying loans in the commercial mortgage-backed securities have prepayment lockouts for up to 10 years. If the market continues to rally, we would expect these securities to maintain their yields, while collateral would underperform due to loan prepayments. Since these securities also offer a higher yield and a better structure than fixed rate agency GNMA collateral, we continue to add these to the Fund's investments.

   Lastly, we have also added adjustable rate GNMA securities to the Fund. In this market, we have chosen the discount GNMA 5.5% and 6% new issue pools. At their discount dollar price, they will benefit the Fund if mortgage prepayments continue to rise, and they offer an attractive yield for short duration securities. We purchased these securities while decreasing the Treasury holdings of the Fund. They are also expected to perform strongly if interest rate volatility decreases, which we think could happen if investors start to see signs that the Asian markets are beginning to stabilize.

   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                                                     Very truly yours,

                                                     /S/ MICHAEL HOEH

                                                     Michael Hoeh
                                                     Portfolio Manager

January 20, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. ** SOURCE: Lehman Brothers--Unlike the Fund, the Lehman Brothers GNMA Index is
    an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.
*** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.

Dreyfus BASIC GNMA Fund                                       December 31, 1997
-------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS BASIC GNMA FUND
                       AND THE LEHMAN BROTHERS GNMA INDEX


Dollars

$24,640
Lehman Brothers
GNMA Index*

$22,750
Dreyfus
BASIC GNMA Fund

COMPARISON OF CHANGE IN VALUE OF $10,000
INVESTMENT IN DREYFUS BASIC GNMA FUND AND
THE LEHMAN BROTHERS GNMA INDEX

EXHIBIT A:

              LEHMAN
             BROTHERS             DREYFUS
 PERIOD        GNMA                BASIC
              INDEX *            GNMA FUND

12/31/87        10,000               10,000
12/31/88        10,880               11,056
12/31/89        12,587               11,987
12/31/90        13,918               13,015
12/31/91        16,151               14,745
12/31/92        17,348               15,779
12/31/93        18,489               17,160
12/31/94        18,211               16,991
12/31/95        21,317               19,814
12/31/96        22,496               20,768
12/31/97        24,640               22,750


*Source: Lehman Brothers



*Source: Lehman Brothers

Average Annual Total Returns
-------------------------------------------------------------------------------

      One Year Ended               Five Years Ended            Ten Years Ended
    December 31, 1997             December 31, 1997          December 31, 1997
    -----------------             -----------------          -----------------
            9.55%                        7.59%                      8.57%

--------------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus BASIC GNMA Fund on 12/31/87 to a $10,000 investment made in the Lehman Brothers GNMA Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in Ginnie Maes and its performance shown in the line graph takes into account all applicable fees and expenses. Unlike the Fund, the Lehman Brothers GNMA Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate GNMA securities. All issues have at least one year to maturity and an outstanding par value of at least $100 million. The Index does not take into account charges, fees and other expenses. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus BASIC GNMA Fund
-------------------------------------------------------------------------------

Statement of Investments                                                                                December 31, 1997


                                                                                              Principal
Bonds and Notes--115.3%                                                                         Amount             Value
-------------------------------------------------------------------------------             ------------        ------------

U.S. Government Agencies/
Mortgage-Backed Securities--92.2%

Government National Mortgage Association I:
   6 1/2%, 10/15/2010-6/15/2011................................................              $  3,448,186      $  3,471,731
   7%, 6/15/2009...............................................................                   891,823 (a)       915,630
   7 1/2%, 9/15/2021-12/15/2027................................................                 7,437,538         7,645,520
   7 1/2%, 12/15/2023..........................................................                   459,522 (a)       472,875
   8%, 4/15/2008-9/15/2008.....................................................                 3,383,352 (a)     3,556,928
   8%, 1/15/2022-4/15/2022.....................................................                   535,333           559,742
   8 1/2%, 2/15/2005-3/15/2022.................................................                 1,760,893         1,873,599
   9%, 5/15/2016-11/15/2022....................................................                 1,542,039         1,674,181
   9 1/2%, 1/15/2017-12/15/2021................................................                   820,463           894,287
   9 1/2%, 11/15/2017..........................................................                   536,454 (a)       589,091
                                                                                                               ------------
                                                                                                                 21,653,584
                                                                                                               ------------
Government National Mortgage Association I,
   Project Loans:
   6 3/4%, 1/15/2034...........................................................                   489,734 (a)       490,958
   7%, 4/15/2037...............................................................                   998,168 (a)     1,015,008
   7 1/8%, 10/15/2032..........................................................                   499,629 (a)       513,369
   7 1/2%, 8/15/2032...........................................................                   769,292 (a)       803,187
   9 1/4%, 10/15/2023..........................................................                   947,774 (a)     1,024,183
                                                                                                               ------------
                                                                                                                  3,846,705
                                                                                                               ------------
Government National Mortgage Association II:
   5 1/2%......................................................................                13,500,000 (b,c)  13,483,125
   6%..........................................................................                 1,500,000 (b,c)   1,511,250
   7%, 12/20/2025-9/20/2027....................................................                 7,267,747         7,307,482
   9%, 3/20/2016-7/20/2025.....................................................                 1,475,808         1,577,334
   9 1/2%, 9/20/2021-12/20/2021................................................                   259,658           280,853
                                                                                                               ------------
                                                                                                                 24,160,044
                                                                                                               ------------
Government National Mortgage Association I,
   Real Estate Mortgage Investment Conduit,
   Collateralized Mortgage Obligations,
   Ser. 1997-4, Cl. G, 7 1/2%, 11/16/2024......................................                1,000,000 (a)      1,023,320
                                                                                                               ------------

Government National Mortgage Association II,
   Real Estate Mortgage Investment Conduit,
   Collateralized Mortgage Obligations,
   Ser. 1997-2, Cl. K, 7 1/2%, 1/20/2024.......................................                2,780,000 (a)      2,834,766
                                                                                                               ------------

Dreyfus BASIC GNMA Fund
-------------------------------------------------------------------------------

Statement of Investments (continued)                                                                    December 31, 1997

                                                                                              Principal
Bonds and Notes (continued)                                                                     Amount              Value
------------------------------------------------------------------------------              ------------        ------------


U.S. Government Agencies/
Mortgage-Backed Securities (continued)

Federal Home Loan Mortgage Corp.:
   Real Estate Mortgage Investment Conduit,
   Collateralized Mortgage Obligations:
      Ser. 128, Cl. H, 8 3/4%, 9/15/2019.......................................             $     171,921 (a)   $     172,470
      Ser. 1030, Cl. E, 9%, 3/15/2019..........................................                   178,270 (a)         179,274
      Ser. 1092, Cl. J, 8 1/2%, 5/15/2020......................................                 1,000,000 (a)       1,027,840
   Stripped Securities, Interest Only Class:
      Ser. 1499, Cl. E, 7%, 4/15/2023..........................................                   864,285 (a,d)       491,683
      Ser. 1541, Cl. FA, 7%, 5/15/2019.........................................                 4,904,658 (a,d)     1,017,863
      Ser. 1547, Cl. B,  7%, 2/15/2022.........................................                 1,750,000 (a,d)       436,660
      Ser. 1583, Cl. ID, 7%, 2/15/2023.........................................                 5,059,464 (a,d)     1,830,261
      Ser. 1590, Cl. JA, 6 1/2%, 10/15/2021....................................                 6,000,000 (a,d)     1,544,580
      Ser. 1596, Cl. L, 6 1/2%, 12/15/2012.....................................                 1,800,000 (a,d)       394,362
      Ser. 1916, Cl. PI, 7%, 12/15/2011........................................                 1,437,699 (a,d)       336,192
      Ser. 1999, Cl. PW, 7%, 8/15/2026.........................................                 1,434,384 (a,d)       369,354
                                                                                                                 ------------
                                                                                                                    7,800,539
                                                                                                                 ------------
Federal National Mortgage Association:
   6.94%.......................................................................                 4,300,000 (b)       4,365,844
   Real Estate Mortgage Investment Conduit,
   Collateralized Mortgage Obligations,
      Ser. G 1993-35, Cl. G, 6%, 3/25/2019.....................................                 1,500,000           1,488,516
   Stripped Securities, Interest Only Class:
      Ser. 1993-61, Cl. N, 7%, 3/25/2022.......................................                 7,218,166 (d)       1,863,369
      Ser. 1993-137, Cl. PT, 7%, 6/25/2022.....................................                 4,000,000 (d)       1,009,080
                                                                                                                 ------------
                                                                                                                    8,726,809
                                                                                                                 ------------
Total U.S. Government Agencies/
Mortgage-Backed Securities.....................................................                                    70,045,767
                                                                                                                 ============


U.S. Government--5.1%
U.S. Treasury Bonds:
   6 1/8%, 11/15/2027..........................................................                 2,000,000           2,056,250
   6 1/8%, 11/15/2027..........................................................                 1,000,000 (a)       1,028,125
U.S. Treasury Notes,
   6 1/8%, 8/15/2007...........................................................                   750,000 (a)         770,977
                                                                                                                 ------------

Total U.S. Government..........................................................                                     3,855,352
                                                                                                                 ============

Dreyfus BASIC GNMA Fund
-------------------------------------------------------------------------------

Statement of Investments (continued)                                                                    December 31, 1997

                                                                                                  Principal
Bonds and Notes (continued)                                                                         Amount           Value
------------------------------------------------------------------------------                   ------------    ------------

Commercial Mortgage-Backed Securities--6.1%

GS Mortgage Securities Corp. II,
   Commercial Mortgage Pass-Through Ctfs.,
   Ser. 1997-GL, Cl. G, 7.821%, 2030...........................................                $  2,000,000 (c)  $  2,121,250
Merrill Lynch Mortgage Investors,
   Commercial Mortgage Pass-Through Ctfs.,
   Ser. 1997-SD1, Cl. E, 6.687%, 2010..........................................                   1,500,000         1,501,875
Mortgage Capital Funding,
   Commercial Mortgage Pass-Through Ctfs.,
   Ser. 1997-MC2, Cl. C, 6.881%, 2007..........................................                   1,000,000         1,005,313
                                                                                                                 ------------
Total Commercial Mortgage-Backed Securities....................................                                     4,628,438
                                                                                                                 ============


Residential Mortgage-Backed Securities--11.9%

Norwest Asset Securities,
   Mortgage Pass-Through Ctfs.:
   Ser. 1997-3:
      Cl. B1, 7 1/4%, 2027.....................................................                   2,480,953         2,511,964
      Cl. B2, 7 1/4%, 2027.....................................................                     992,380           992,071
   Ser. 1997-7, Cl. B2, 7%, 2027...............................................                     794,993           783,592
   Ser. 1997-9, Cl. B2, 7%, 2012...............................................                     465,948           468,166
   Ser. 1997-15, Cl. B2, 6 3/4%, 2012..........................................                     674,682           663,296
Residential Accredit Loans,
   Mortgage Asset-Backed Pass-Through Ctfs.,
   Ser. 1997-QS6:
      Cl. M2, 7 1/2%, 2012.....................................................                   1,046,019         1,073,561
      Cl. M3, 7 1/2%, 2012.....................................................                     679,907           690,508
Residential Funding Mortgage Securities I,
   Mortgage Pass-Through Ctfs.:
   Ser. 1997-S11, Cl. M3, 7%, 2012.............................................                     765,488           769,201
   Ser. 1997-S19, Cl. M3, 6 1/2%, 2012.........................................                     691,000           671,566
   Ser. 1997-S21, Cl. M3, 6 1/2%, 2012.........................................                     399,400           387,044
                                                                                                                 ------------
Total Residential Mortgage-Backed Securities...................................                                     9,010,969
                                                                                                                 ============
TOTAL BONDS AND NOTES
   (cost $86,683,747)..........................................................                                   $87,540,526
                                                                                                                 ============

Dreyfus BASIC GNMA Fund
-------------------------------------------------------------------------------

Statement of Investments (continued)                                                                    December 31, 1997

                                                                                                 Principal
Short-Term Investments--9.6%                                                                       Amount           Value
------------------------------------------------------------------------------                 ------------    -------------


Repurchase Agreements:
Lanston (Aubrey G.) & Co., Inc., 5 1/4%
   Dated 12/31/1997, Due 1/2/1998 in the amount of $7,302,129 (fully collateralized by $7,310,000 U.S. Treasury Notes, 5 1/8%, 3/31/1998, value
   $7,401,149)
   (cost $7,300,000)...........................................................                $  7,300,000     $   7,300,000
                                                                                                                =============
TOTAL INVESTMENTS
   (cost $93,983,747)..........................................................                      124.9%     $  94,840,526
                                                                                                    =======     =============
LIABILITIES, LESS CASH AND RECEIVABLES.........................................                      (24.9%)    $ (18,910,711)
                                                                                                    =======     =============
NET ASSETS.....................................................................                      100.0%     $  75,929,815
                                                                                                    =======     =============

Notes to Statement of Investments:
------------------------------------------------------------------------------
(a) Held by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.
(b)   Purchased on a forward commitment basis.
(c)   Adjustable rate mortgage-interest rate subject to change periodically.
(d)   Reflects notional face.

Statement of Securities Sold Short                                                                      December 31, 1997

                                                                                                 Principal
Bonds--2.7%                                                                                        Amount           Value
------------------------------------------------------------------------------                  ------------     ------------
U.S. Government Agencies/
Mortgage-Backed Securities:

Federal Home Loan Mortgage Corp., 7 1/2%
   (proceeds $2,048,021).......................................................                 $  2,000,000     $  2,046,240
                                                                                                                 ============







See notes to financial statements.

Dreyfus BASIC GNMA Fund
-------------------------------------------------------------------------------

Statement of Assets and Liabilities                                                                     December 31, 1997

                                                                                           Cost           Value
                                                                                                ------------   -------------
ASSETS:                       Investments in securities--
                                See Statement of Investments--Note 1(b)........                 $93,983,747    $94,840,526
                              Receivable for investment securities sold........                                  7,328,491
                              Receivable from brokers for proceeds on securities
                                 sold short                                                                      2,048,021
                              Interest receivable..............................                                    705,615
                                Receivable for shares of Beneficial Interest subscribed                            150,526
                              Paydowns receivable..............................                                     32,720
                              Prepaid expenses.................................                                      6,880
                              Due from The Dreyfus Corporation and affiliates..                                     34,819
                                                                                                             -------------
                                                                                                               105,147,598
                                                                                                             -------------

LIABILITIES:                  Payable for investment securities purchased......                                 26,674,775
                              Securities sold short, at value (proceeds $2,048,021)--
                                see statement..................................                                  2,046,240
                              Cash overdraft due to Custodian..................                                    298,155
                              Payable for shares of Beneficial Interest redeemed                                   129,210
                              Accrued expenses.................................                                     69,403
                                                                                                             -------------
                                                                                                                29,217,783
                                                                                                             -------------

NET ASSETS.....................................................................                              $  75,929,815
                                                                                                             =============

REPRESENTED BY:               Paid-in capital..................................                              $  74,778,745
                              Accumulated undistributed investment income-net..                                      1,900
                              Accumulated net realized gain (loss) on investments                                  295,193
                              Accumulated net unrealized appreciation (depreciation)
                                on investments and securities sold short--Note 4(b)                                853,977
                                                                                                             -------------
NET ASSETS.....................................................................                              $  75,929,815
                                                                                                             =============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                  4,954,655

NET ASSET VALUE, offering and redemption price per share.......................                                     $15.32
                                                                                                                   =======

See notes to financial statements.

Dreyfus BASIC GNMA Fund
-------------------------------------------------------------------------------

Statement of Operations                                                                      Year Ended December 31, 1997

INVESTMENT INCOME

INCOME                        Interest Income............................                                      $4,464,347


EXPENSES:                     Management fee--Note 3(a)..................                   $ 376,576
                              Shareholder servicing costs--Note 3(b).....                     120,778
                              Registration fees..........................                      42,419
                              Trustees' fees and expenses--Note 3(c).....                      37,294
                              Auditing fees..............................                      28,475
                              Custodian fees--Note 3(b)..................                      23,544
                              Legal fees.................................                      15,954
                              Prospectus and shareholders' reports.......                      12,120
                              Loan commitment fees--Note 2...............                         580
                              Miscellaneous..............................                      12,244
                                                                                           ----------
                                Total Expenses...........................                     669,984
                              Less--reduction in management fee due to
                                undertaking--Note 3(a)...................                    (261,446)
                                                                                           ----------
                                Net Expenses.............................                                         408,538
                                                                                                               ----------


INVESTMENT INCOME--NET...................................................                                       4,055,809



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments....                   $ 954,499
                              Net unrealized appreciation (depreciation)
                                on investments and securities sold short.                     776,447
                                                                                           ----------



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                       1,730,946
                                                                                                               ----------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                      $5,786,755
                                                                                                               ==========



                         See notes to financial statements.

Dreyfus BASIC GNMA Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                       Year Ended         Year Ended
                                                                                   December 31, 1997 December 31, 1996
                                                                                   ----------------- -----------------
OPERATIONS:
   Investment income--net.................................................           $   4,055,809       $  3,590,074
   Net realized gain (loss) on investments................................                 954,499            560,242
   Net unrealized appreciation (depreciation) on investments..............                 776,447         (1,566,344)
                                                                                      ------------       ------------

      Net Increase (Decrease) in Net Assets Resulting from Operations.....               5,786,755          2,583,972
                                                                                      ------------       ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net.................................................              (4,053,909)        (3,609,453)
   Net realized gain on investments.......................................              (1,027,054)            --
                                                                                      ------------       ------------

      Total Dividends.....................................................              (5,080,963)        (3,609,453)
                                                                                      ------------       ------------

BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold..........................................              31,673,859         18,750,779
   Dividends reinvested...................................................               3,692,556          2,422,189
   Cost of shares redeemed................................................             (17,807,854)       (18,096,600)
                                                                                      ------------       ------------

      Increase (Decrease) in Net Assets from Beneficial Interest Transactions           17,558,561          3,076,368
                                                                                      ------------       ------------

         Total Increase (Decrease) in Net Assets..........................              18,264,353          2,050,887

NET ASSETS:
   Beginning of Period....................................................              57,665,462         55,614,575
                                                                                      ------------       ------------
   End of Period..........................................................            $ 75,929,815        $57,665,462
                                                                                      ============       ============
   Undistributed investment income-net....................................            $      1,900             --
                                                                                      ============       ============


                                                                                          Shares             Shares
                                                                                      ------------       ------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold............................................................               2,070,281          1,243,306
   Shares issued for dividends reinvested.................................                 241,976            161,081
   Shares redeemed........................................................              (1,167,399)        (1,200,815)
                                                                                      ------------       ------------

      Net Increase (Decrease) in Shares Outstanding.......................               1,144,858            203,572
                                                                                      ============       ============



See notes to financial statements.

Dreyfus BASIC GNMA Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                               Year Ended December 31,
                                                               ------------------------------------------------------
PER SHARE DATA:                                                  1997       1996        1995        1994        1993
                                                               -------    -------     -------     -------     -------
   Net asset value, beginning of period..............          $15.14     $15.42      $14.16      $15.39      $15.20
                                                               ------     ------      ------      ------      ------

   Investment Operations:
   Investment income--net............................             .99        .98        1.03        1.08        1.11
   Net realized and unrealized gain (loss) on investments         .41       (.27)       1.25       (1.23)        .19
                                                               ------     ------      ------      ------      ------
   Total from Investment Operations..................            1.40        .71        2.28        (.15)       1.30
                                                               ------     ------      ------      ------      ------

   Distributions:
   Dividends from investment income--net.............            (.99)      (.99)      (1.02)      (1.08)      (1.11)
   Dividends from net realized gain on investments...            (.23)        --          --          --          --
                                                               ------     ------      ------      ------      ------
   Total Distributions...............................           (1.22)      (.99)      (1.02)      (1.08)      (1.11)
                                                               ------     ------      ------      ------      ------
   Net asset value, end of period....................          $15.32     $15.14      $15.42      $14.16      $15.39
                                                               ======     ======      ======      ======      ======

TOTAL INVESTMENT RETURN..............................            9.55%      4.81%      16.62%       (.99%)      8.75%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...........             .65%       .65%        .50%        .06%         --
   Ratio of net investment income to average net assets          6.46%      6.50%       6.86%       7.34%       7.15%
   Decrease reflected in above expense ratios due to
      undertakings by the Manager....................             .42%       .52%        .78%       1.43%       1.28%
   Portfolio Turnover Rate...........................          534.25%    332.96%     254.36%     290.20%      34.02%
   Net Assets, end of period (000's Omitted).........          $75,930    $57,665     $55,615     $44,937     $54,224








See notes to financial statements.

Dreyfus BASIC GNMA Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus BASIC GNMA Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (excluding U.S. Government obligations and short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income (including, where applicable, amortization of discount on short-term investments) is recognized on the accrual basis.

   The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus BASIC GNMA Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1997, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken through June 30, 1998 to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses) exceed an annual rate of .65 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $261,446 during the period ended December 31, 1997.

   The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.

   (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1997, the Fund was charged $57,000 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended December 31, 1997, the Fund was charged $24,827 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended December 31, 1997, the Fund was charged $23,544 pursuant to the custody agreement.

   (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

Dreyfus BASIC GNMA Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)


NOTE 4--Securities Transactions:

   (a) The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, during the period ended December 31, 1997:

                                                 Purchases             Sales
                                               -------------      -------------
Long transactions...........................    $426,777,634       $409,838,149
Short sale transactions.....................         --               2,043,438
                                               -------------      -------------
   Total....................................    $426,777,634       $411,881,587
                                               =============      =============

   The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with the custodian, of cash and /or U.S. Government securities sufficient to cover its short position. Securities sold short at December 31, 1997, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

   (b) At December 31, 1997, accumulated net unrealized appreciation on investments and securities sold short was $853,977, consisting of $1,351,036 gross unrealized appreciation and $497,059 gross unrealized depreciation.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus BASIC GNMA Fund
-------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus BASIC GNMA Fund

   We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC GNMA Fund, including the statements of investments and securities sold short, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC GNMA Fund at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                          /s/ ERNST & YOUNG LLP


New York, New York
February 5, 1998





Important Tax Information (Unaudited)

   For Federal tax purposes the Fund hereby designates $.042 per share as a long-term capital gain distribution of the $.088 per share paid on August 29, 1997.

Dreyfus BASIC
GNMA Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940














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